CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement of CUNA Mutual Variable Annuity Account (the "Account") on Form N-4 of our report, dated February 15, 2010, on the financial statements of the Subaccounts comprising the Account, appearing in the Statement of Additional Information (which is incorporated by reference in the prospectus of the Account), which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/Deloitte & Touche LLP

Chicago, Illinois
April 26, 2010

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement of CUNA Mutual Variable Annuity Account (the "Account") on Form N-4 of our report, dated March 26, 2010, on the consolidated balance sheets of CUNA Mutual Insurance Society as of December 31, 2009 and 2008 and the related consolidated statements of operations, policyholders' surplus and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2009 (which report (1) expresses an unqualified opinion, (2) includes an explanatory paragraph related to the change in method of accounting and reporting for other-than-temporary impairment in 2009 and the fair value measurement of financial instruments in 2008, and (3) states that (a) we did not audit the consolidated financial statements of The CUMIS Group Limited and Subsidiaries, CMG Mortgage Insurance Company, and CMG Mortgage Assurance Company, all of which were audited by other auditors whose reports have been furnished to us and (b) our opinion, insofar as it relates to the balances of these companies included in the consolidated financial statements, is based solely on the reports of such other auditors), appearing in the Statement of Additional Information (which is incorporated by reference in the prospectus of the Account), which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/Deloitte & Touche LLP

Chicago, Illinois
April 26, 2010